UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2014

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 7, 2014, Avid Technology, Inc. (the “Company”) announced that it was unlikely to regain compliance with its SEC filing requirements for continued listing of its common stock on the NASDAQ Stock Market by the previously reported March 14, 2014 deadline set by the NASDAQ Hearings Panel. The Company received a notification letter from NASDAQ on February 21, 2014 indicating that the NASDAQ Hearings Panel had determined to delist the shares of the Company from The NASDAQ Stock Market and, accordingly, would suspend trading in the Company’s shares effective at the open of business on Tuesday, February 25, 2014.

Following the suspension of trading of the Company’s common stock on NASDAQ, the Company’s shares will begin trading on the OTC Markets - OTC Pink Tier under the trading symbol AVID. For quotes or additional information on OTC Markets and the OTC Pink Tier, you may visit www.otcmarkets.com.

The Company intends to complete the restatement and regain compliance with its SEC filing requirements as soon as practicable. The Company is targeting mid 2014 for completion of the restatement. In connection with becoming current in its SEC filing requirements, the Company intends to apply for prompt relisting on the NASDAQ Stock Market so that it can trade on that market as early as possible after regaining compliance with the listing requirements.
Item 7.01     Regulation FD Disclosure
The Company issued a press release on February 24, 2014 a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.
Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the Form 8-K and the press release attached as Exhibit 99.1 hereto, the Form 8-K and press release contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.

Item 9.01.      Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
99.1*	Press release dated February 24, 2014.

*Document furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: February 24, 2014	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer